UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

June 30, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Global Infrastructure Fund	FGIAX	—	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	—	NRICX	NRIRX	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FREBX	FRLCX	FRSSX	FREGX	FARCX

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Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

August 22, 2013

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Portfolio Managers’ Comments

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. For the Nuveen Global Infrastructure Fund, Jay Rosenberg has been the lead portfolio manager and John Wenker has been the co-portfolio manager since its inception in 2007. Tryg Sarsland was added as a co-portfolio manager to the Fund in December 2012. For the Nuveen Real Asset Income Fund, Jay has been the lead portfolio manager, while John and Jeff Schmitz, CFA, have co-managed the Fund since its inception in 2011. For the Nuveen Real Estate Securities Fund, John assumed portfolio management responsibilities in 1999, while Jay joined John as a lead portfolio manager of the Fund in 2005 and has served in that capacity since. In addition, co-portfolio manager Scott Sedlak joined the Nuveen Real Estate Securities Fund’s management team in 2011. On the following pages, the portfolio management teams for these Funds examine key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2013.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month reporting period ended June 30, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year, five-year and since-inception periods ended June 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the S&P Global Infrastructure Index and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the six-month reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

Over the six-month reporting period, the Fund outpaced its benchmarks as a result of strong stock selection and favorable weights in several sectors, particularly master limited partnerships (MLP), gas utilities, water and electric utilities. Additionally, the Fund’s returns benefited from the ongoing execution of one of our long-term strategies, which is to execute a great deal of caution in owning securities from regions where political, fiscal or monetary uncertainty is rampant. During the reporting period, this strategy was beneficial in terms of avoiding the electric utilities sector in Brazil.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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Stock selection was particularly strong in the MLP and gas utilities sectors, adding favorably to the Fund’s six-month returns. In the MLP space, our strategy is to focus on companies that have greater than 75% of their earnings coming from fee-based structures without a lot of commodity price sensitivity. During the period, the Fund benefited from several opportunistic trades in MLP companies we like. The stock prices of these companies had sold off to levels that we believed represented good value. In the gas utilities sector, the Fund was rewarded for our ownership in U.S. gas companies, particularly several that have taken advantage of different types of vehicles, including MLPs, to spin off some of their pipeline assets.

In the water services sector, the Fund benefited from several out-of-index holdings, two from China and one from the United States. One of the Chinese companies in particular is benefiting from a growing pipeline of new projects, including waste water treatment plants and incineration projects. The Fund was also rewarded for increased exposure to U.S. water names, while maintaining a lower than historical weight in U.K. water companies. Although we like many of the U.K. water utilities, we attempted to side step some short-term regulatory noise that created uncertainty in the segment.

In the electric utilities sector, much of the Fund’s outperformance resulted from our deliberate avoidance of Brazilian companies. We continued to underweight Brazil’s utilities because of our long-term strategy of avoiding companies that could be significantly impacted by political and/or regulatory uncertainty. This stance was particularly helpful in the month of June when massive unrest sparked across Brazil as citizens protested over the country’s poor public services and political corruption. Elsewhere in the sector, results were enhanced by a number of positions in U.S. and Canadian regulated utilities. We took advantage of a sell-off in U.S. regulated utilities during the period and added holdings to the Fund, which benefited results as the stocks rebounded and subsequently experienced quite a strong run.

Airports were the only infrastructure sector of note that detracted during the reporting period; however, the Fund’s less than 2% position in cash was also a slight drag on results, especially during the strong up market through mid-May. In airports, much of the shortfall was due to our underweight to the company that runs the Charles De Gaulle airport in Paris. During the period, the French government decided to sell a large part of its position in the airport, which caused some price discovery in the name and led it to modestly outperform. However, positive results from our Fund’s underweight position in Mexican airports partially offset the shortfall. Our underweight was predicated on the belief that these companies were not attractively valued and also faced a variety of concerning issues and risks. This proved beneficial as Mexican airport stocks turned in weak results during the period.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month period ended June 30, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year and since-inception periods ended June 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Barclays U.S. Corporate High Yield Index, the Real Asset Income Blend benchmark and the Lipper classification average over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning

6	Nuveen Investments

those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

Over the six-month reporting period, the Fund continued to generate a higher level of yield than its Real Asset Income Blend benchmark, while experiencing positive attribution from three of its five major segments. The Fund’s top-performing area for the period was real estate investment trust (REIT) preferreds, followed by infrastructure common equity and REIT common equity. The high yield portfolio produced results in line with the high yield portion of the Comparative Benchmark, while the infrastructure preferred segment underperformed during the six-month period. Several strategic asset allocation shifts we made during the reporting period also benefited performance, as noted below.

In the REIT preferred segment, our Fund’s overweight versus the blended benchmark’s weight benefited results as the sector held up better during the reporting period. The strong income component of many our Fund’s holdings provided modest positive attribution. In particular, our non-rated REIT preferreds continued to perform well and we remained comfortable with the credits in our portfolio. Because these securities don’t have a preferred rating and therefore, appeal to a much smaller pool of investors, we can often find more pricing inefficiency in the market. However, they also offer yields that are quite a bit more attractive than their rated counterparts. Most of the Fund’s non-rated exposure is in cumulative preferred securities, although we do own several convertible preferreds. The convertible preferreds offer an acceptable level of yield with the option of upside potential if the conversion occurs.

In the infrastructure common equity sector, performance was aided by our significant underweight versus the benchmark during the period. In addition, stock selection was solid in the master limited partnership (MLP) space, while a slight increase in European exposure was also beneficial. Particularly later in the period when rates increased, our MLP exposure generally held up better than the index due to our focus on holdings with low commodity price risk and good growth potential.

The real estate common equity sector also benefited the Fund’s six-month reporting period results, with most of the positive effects generated in the first half of the reporting period. In the second half of the period, REIT common equities experienced some technical pressures as their perceived sensitivity to interest rates gave investors an excuse to take some gains and reduce exposure to an area that had performed exceptionally well in 2012. Our focus on smaller-cap, higher yielding REITs proved beneficial as these securities dramatically outperformed in the period’s first half. Also, Fund results were rewarded by our select reductions in the net lease space, which we made based on valuation after the segment’s strong run. These were some of the companies that had benefited earlier in the year from investors’ search for yield. We believed their valuations weren’t supported by the group’s lower growth profile as they generally have rather high payout ratios. These companies also typically have longer leases and are less able to quickly adjust their lease rates as rates rise, which hurts their profitability outlook.

The high yield portion of the Fund performed in line with the index as the market’s “risk-off” environment weighed on this portfolio during the final two months of the reporting period. After the high yield sector experienced massive inflows earlier in this year, market technicals reversed course as the segment had net outflows of $12.2 billion in June alone, according to Lipper, as exchange traded funds (ETFs) and other funds sold all together to fund large redemptions. Fortunately, our Fund had an underweight in this sector versus the blended benchmark, having sold into strength in the high yield market earlier this year. However, a few of the Fund’s emerging market bonds underperformed as the market’s risk aversion weighed even more heavily on securities from these regions. Although these emerging market holdings underperformed, we experienced no permanent credit impairments in the Fund’s high-yield portfolio.

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Meanwhile, security selection was solid in the infrastructure preferred/hybrid portfolio, as the individual holdings we selected provided excess returns versus the benchmark. However, the Fund’s significant overweight to this segment versus the benchmark was detrimental to relative performance as infrastructure preferreds underperformed the other four segments in its portfolio.

As is typical with this strategy, we remained active asset allocators during the period. We continued to lower the Fund’s U.S. exposure as we found new opportunities spread across many different countries around the world. Our long-term target for geographic distribution remains at roughly 50% U.S. exposure and 50% non-U.S. exposure. In REIT common equity, we increased the Fund’s exposure as the segment sold off later in the period. We believe we are positioned in solid companies with attractive yields and potential accretive growth opportunities. We maintained the Fund’s overweight in the infrastructure preferred/hybrid space, having capitalized on issuance of new utility preferreds in the first few months of 2013. Meanwhile, in REIT preferreds, we slightly trimmed the Fund’s overall exposure to the asset class; however, we still believe this segment is attractive and are maintaining a weight above our long-term target of 20%. We maintained the Fund’s significant underweight versus the blended benchmark in the infrastructure common segment throughout the period. However, we continued to search for attractive opportunities on the MLP side and possibly to increase the Fund’s weight to Europe as further stabilization continues. The MLPs we invest in, which represent a small portion of the overall segment, get the majority of their cash flows from fee-based arrangements without a lot of commodity price sensitivity. While the MLPs we purchase typically don’t have the highest yields, we believe they have significant growth potential, along with acceptable yield levels. In addition, many of the infrastructure companies we had been avoiding in Europe started to look more attractive for our portfolio, primarily in the toll road and regulated utilities sectors. In high yield, we maintained approximately the same weight throughout the period, but took advantage of a heavy month of new issuance in April to rotate out of some of the Fund’s more expensive names and into several more attractively valued bonds. At period end, we owned high-yield securities spread across U.S., emerging market and European debt and diversified among a number of real asset categories, with the greatest concentrations in the pipeline, hospital, technology infrastructure and electric utilities sectors.

We continue to believe that for a high income oriented product, our significant exposure to equities serves to reduce the Fund’s sensitivity to rising interest rates. On balance, we expect the dividends on these securities to rise in an improving economy.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month period ended June 30, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended June 30, 2013. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the MSCI U.S. REIT Index over the six-month period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the six-month reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner, with a goal of providing a well diversified portfolio of public real estate stocks to our shareholders. Our sector neutral approach reduced the impact of any one property type on the performance of the Fund. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

8	Nuveen Investments

As measured by the MSCI REIT Total Return Index, the public commercial real estate sector returned 6.36% for the reporting period, amidst significant volatility in response to an increase in the 10-year Treasury at the very end of the period. When compared to the broader U.S. equity market, Real Estate Investment Trusts (REITs) have underperformed by more than 7% versus the S&P 500® Index year-to-date through June 30, 2013. REIT fundamentals remained stable in the face of the rate rise as they have generally solid balance sheets and growing dividend yields as they pass through much of the income growth they have experienced to shareholders. Payout ratios are low by historical measures so the outlook is good for further dividend increases. While the rate increase certainly may impact companies’ financing costs, it is important to put those costs in historical context. Relative to historic averages, REITs still enjoy a very low cost of capital and the outlook for operating fundamentals is largely positive assuming slow, but improving economic growth.

The Fund underperformed its benchmark index for the six-month reporting period with a handful of sectors contributing positively to relative performance, led by industrials and net lease. Within the industrial sector, stock selection across the group drove our results, considering that the Fund had a slight overweight to the group, which modestly underperformed the overall REIT universe. The Fund benefited from a combination of overweight positions in a few smaller industrial companies with strong expected growth rates, along with mild overweight exposure to some higher yielding names.

While a small part of the index at just under 5%, net lease was the next best contributor to relative returns versus the benchmark for the Fund. After a considerably strong run, we had reduced select holdings in the space based on valuation. These were some of the companies that had benefited earlier in the year from investors’ search for yield. We believed their valuations weren’t supported by the group’s lower growth profile as they generally have rather high payout ratios. These companies also typically have longer leases and are less able to quickly adjust their lease rates as rates rise, which hurts their profitability outlook; therefore, our underweight to the group as a whole also benefited the Fund. The net lease sector includes a diverse group of companies with a wide range of property types and credit risk. The Fund was also rewarded for its focus on a net lease company with management credibility, a strong balance sheet and a strong credit metrics.

The health care REIT sector was the primary area of relative underperformance versus the benchmark for the period. The Fund is managed with a bottom-up, relative value style which leads to a somewhat sector neutral approach. However, during this six-month reporting period, we continued the portfolio’s significant health care underweight from last year as valuations in the sector seemed stretched. Many of the health care companies were trading at very significant premiums to their underlying asset values. This underweight position relative to the benchmark detracted from performance as health care continued to post solid gains within the REIT space for the six-month reporting period, largely due to their superior dividend yields.

While student housing represents only slightly more than 1% of the index, the Fund had a significant overweight to one name in the space, which resulted in underperformance. This particular company is of very high quality, but is one that underperformed due to lease signings that lagged those of the previous year. We continued to have confidence in the company’s ability to narrow the gap to the prior year’s numbers, while the market lacked that confidence and sold it off somewhat sharply in the second quarter. Valuation remains compelling and we continue to have confidence in the company and its management team; therefore, we are maintaining the Fund’s overweight position.

Apartments also underperformed as investors saw slowing revenue growth for the sector and supply issues surfaced in a couple of markets. The sector also had to deal with a technical overhang as the former Lehman/Archstone portfolio acquisition was absorbed by Equity Residential and Avalon Bay Communities. Our portfolio holdings of Coastal and better-growth Sunbelt companies underperformed relative to the high yield apartments REITs.

Finally, Fund performance was hindered by a less than 1% position in cash during a strongly advancing market environment overall for the six-month reporting period.

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As is typical for the strategy from a management perspective, variations in the Fund were on the margin and were generated from the bottom up, affecting individual company holdings rather than making any sweeping sector changes. While overall portfolio positioning was again little changed in the period, we continued to migrate the Fund toward higher-quality companies as opportunities presented themselves. Since the summer of last year, smaller-cap companies and higher-yielding names had done very well relative to their larger and higher-quality, higher growth competitors. From a valuation perspective, this had made some of those companies that had been out of favor more compelling. While moving the Fund that direction benefited our relative returns for the period, we have always favored diversification throughout the REIT sector. Our belief in diversification means that along with the quality bias just referenced, we typically maintain some opportunistic exposure to names that we believe are attractively valued in the short term, but are not candidates for long-term core positions. However, the portfolio ended the period with lower exposure to opportunistic names relative to its historic averages.

In addition, we made several shifts that we believe will effectively decrease the interest rate sensitivity of the portfolio. We have positioned the Fund in shorter duration leases and raised its weights in the hotel REIT, self-storage and apartment sectors. At the same time, we continue to underweight the health care REIT sector, while lowering the Fund’s weight in the net lease space.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Funds, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs and REITs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, a Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities, such as those held by the Nuveen Real Asset Income Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waiver and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	4.08%	14.25%	4.75%	3.10%
Class A Shares at maximum Offering Price	-1.87%	7.69%	3.52%	2.00%
S&P Global Infrastructure Index**	2.31%	9.70%	0.22%	-1.03%
Lipper Specialty/Miscellaneous Funds Classification Average**	0.58%	6.24%	4.69%	1.37%

Class C Shares	3.79%	13.47%	N/A	13.02%
Class R3 Shares	3.93%	13.98%	N/A	13.45%
Class I Shares	4.28%	14.63%	5.01%	3.35%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.42%	1.24%
Class C Shares	2.18%	1.99%
Class R3 Shares	1.65%	1.49%
Class I Shares	1.17%	0.99%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns for Class A and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C and Class R3 Shares are from 11/03/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception*
Class A Shares at NAV	3.40%	12.96%	13.18%
Class A Shares at maximum Offering Price	-2.55%	6.46%	9.51%
Barclays U.S. Corporate High Yield Index**	1.42%	9.49%	11.62%
Real Asset Income Blend**	1.69%	6.92%	11.06%
Lipper Global Flexible Portfolio Funds Classification Average**	0.80%	8.25%	6.55%

Class C Shares	3.01%	12.07%	12.33%
Class I Shares	3.53%	13.19%	13.45%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.65%	1.17%
Class C Shares	2.30%	1.92%
Class I Shares	1.49%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring April 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

*	Since inception returns are from 9/13/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.92%	7.78%	8.58%	12.31%
Class A Shares at maximum Offering Price	-1.10%	1.58%	7.31%	11.64%
MSCI U.S. REIT Index*	6.36%	9.03%	7.64%	10.82%
Lipper Real Estate Funds Classification Average*	4.73%	7.96%	6.79%	9.97%

Class B Shares w/o CDSC	4.52%	6.96%	7.77%	11.47%
Class B Shares w/CDSC	-0.48%	1.96%	7.63%	11.47%
Class C Shares	4.51%	6.99%	7.79%	11.47%
Class R3 Shares	4.74%	7.48%	8.32%	12.05%
Class I Shares	5.06%	8.03%	8.86%	12.59%

Cumulative

Since Inception**
Class R6 Shares	-7.67%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.28%
Class B Shares	2.03%
Class C Shares	2.03%
Class R3 Shares	1.53%
Class R6 Shares	0.90%
Class I Shares	1.03%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

**	Since inception return for Class R6 Shares is from 4/30/13.

14	Nuveen Investments

Holding Summaries as of June 30, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Infrastructure Fund

Portfolio Allocation1

Common Stocks	93.0%
Real Estate Investment Trust Common Stocks	4.0%
Investment Companies	0.3%
Short-Term Investments	2.6%
Other[2]	0.1%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
Enbridge Inc.	3.9%
National Grid PLC, Sponsored ADR	3.8%
American Tower REIT Inc.	3.3%
International Container Terminal Services, Inc.	3.3%
Duke Energy Corporation	2.7%

Nuveen Real Asset Income Fund

Portfolio Allocation1

Common Stocks	21.3%
Real Estate Investment Trust Common Stocks	19.5%
Convertible Preferred Securities	2.3%
$25 Par (or similar) Retail Structures	22.5%
Convertible Bonds	1.5%
Corporate Bonds	26.3%
Investment Companies	1.4%
Short-Term Investments	2.7%
Other[2]	2.5%

Nuveen Real Estate Securities Fund

Portfolio Allocation1

Common Stocks	1.4%
Real Estate Investment Trust Common Stocks	97.6%
$25 Par (or similar) Retail Structures	0.1%
Convertible Bonds	0.2%
Investment Companies	0.1%
Short-Term Investments	0.5%
Other[3]	0.1%

Portfolio Composition[1]
Transportation	23.3%
Electric Utilities	18.5%
Oil, Gas & Consumable Fuels	14.2%
Gas Utilities	10.2%
Multi-Utilities	10.0%
Water Utilities	5.6%
Short-Term Investments	2.6%
Other[4]	15.6%

Portfolio Composition[1]
Retail	15.2%
Electric Utilities	10.8%
Specialized	8.7%
Oil, Gas & Consumable Fuels	8.2%
Multi-Utilities	7.0%
Mortgage	4.7%
Transportation	4.2%
Gas Utilities	2.9%
Health Care Providers & Services	2.9%
Diversified	2.9%
Construction & Engineering	2.8%
Industrial	2.7%
Office	2.5%
Diversified Financial Services	2.2%
Short-Term Investments	2.7%
Other[4]	19.6%

Portfolio Composition[1]
Retail	28.8%
Specialized	25.6%
Residential	15.9%
Office	14.8%
Industrial	6.5%
Diversified	5.5%
Short-Term Investments	0.5%
Other[5]	2.4%

Country Allocation[1]
United States	36.4%
Canada	9.0%
Hong Kong	7.1%
Australia	6.1%
United Kingdom	4.7%
Italy	3.9%
Singapore	3.8%
Philippines	3.6%
Brazil	2.8%
Short-Term Investments[6]	2.6%
Other[7]	20.0%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
National Grid PLC, Sponsored ADR	3.5%
Starwood Property Trust Inc.	2.1%
DUET Group	1.7%
Westfield Realty Trust	1.6%
Hutchison Port Holdings Trust	1.3%

Country Allocation[1]
United States	59.8%
Australia	8.2%
United Kingdom	5.5%
Hong Kong	4.6%
Short-Term Investments[6]	2.7%
Other[7]	19.2%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings[1]
Simon Property Group, Inc.	10.7%
Public Storage, Inc.	5.6%
Health Care Property Investors Inc.	4.5%
Prologis Inc.	4.3%
Boston Properties, Inc.	4.2%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments.

4	Includes other assets less liabilities and all industries less than 5.6% of net assets for Nuveen Global Infrastructure Fund and all industries less than 2.2% of net assets for Nuveen Real Asset Income Fund.

5	Includes other assets less liabilities, which includes investments purchased with collateral from securities lending as presented in the Fund’s Portfolio of Investments and all industries less than 5.5% of net assets.

6	Denominated in U.S. Dollars.

7	Includes other assets less liabilities and all countries less than 2.8% of net assets for Nuveen Global Infrastructure Fund and all countries less than 4.6% of net assets for Nuveen Real Asset Income Fund.

Nuveen Investments	15

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares of Nuveen Real Estate Securities Fund reflect only the first 61 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,040.80	$1,037.90	$1,039.30	$1,042.80	$1,018.70	$1,014.98	$1,017.50	$1,019.93
Expenses Incurred During Period	$6.22	$10.00	$7.43	$4.96	$6.16	$9.89	$7.35	$4.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.47% and 0.98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Asset Income Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,034.00	$1,030.10	$1,035.30	$1,018.99	$1,015.27	$1,020.23
Expenses Incurred During Period	$5.90	$9.66	$4.64	$5.86	$9.59	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and 0.92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (1/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/13)	$1,049.20	$1,045.20	$1,045.10	$1,047.40	$923.30	$1,050.60	$1,018.65	$1,014.93	$1,014.93	$1,017.41	$1,006.84	$1,019.89
Expenses Incurred During Period	$6.30	$10.09	$10.09	$7.56	$1.46	$5.03	$6.21	$9.94	$9.94	$7.45	$1.53	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.99%, 1.49% and 0.99% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by 61/365 (to reflect 61 days in the period since class commencement of operations).

16	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund

June 30, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 93.0%

	Air Freight & Logistics – 1.0%

40,193	Oesterreichische Post AG	$1,569,508

3,956,464	Singapore Post Limited	4,057,912
	Total Air Freight & Logistics	5,627,420
	Commercial Services & Supplies – 2.0%

5,438,437	China Everbright International Limited	4,207,119

151,789	Covanta Holding Corporation	3,038,816

361,570	K-Green Trust	298,099

16,073	Serco Group PLC	150,712

161,072	Standard Parking Corporation, (2)	3,456,605
	Total Commercial Services & Supplies	11,151,351
	Construction & Engineering – 0.8%

248,504	Ferrovial SA	3,972,131

11,027	Vinci S.A	553,388
	Total Construction & Engineering	4,525,519
	Diversified Financial Services – 0.2%

7,064,747	Metro Pacific Investments Corporation	863,469
	Electric Utilities – 18.5%

90,714	Alupar Investimento SA, (2)	770,399

213,622	Brookfield Infrastructure Partners LP	7,801,475

539,910	Cheung Kong Infrastructure Holdings Ltd	3,598,913

409,960	CLP Holdings Limited	3,316,762

224,927	Duke Energy Corporation	15,182,573

949,049	E-CL SA	1,606,509

72,607	Edison International	3,496,753

99,494	EDP Energias do Brasil SA	499,398

15,169	Elia System Operator SA NV	635,184

33,303	Emera Inc	1,045,924

273,211	Enersis SA	4,469,732

140,813	Fortis Inc	4,309,946

82,334	Hafslund ASA, Class B Shares	637,055

1,338,761	Infratil Limited	2,303,182

27,872	ITC Holdings Corporation	2,544,714

27,050	NextEra Energy Inc.	2,204,034

272,919	Northeast Utilities	11,468,056

31,952	OGE Energy Corp.	2,179,126

79,689	Pepco Holdings, Inc.	1,606,530

104,510	Power Assets Holdings Ltd	901,454

523,496	Power Grid Corporation of India Ltd	980,481

31,365	Scottish and Southern Energy	726,545

187,361	Southern Company	8,268,241

22,447	SP Ausnet	24,122

4,073,246	Spark Infrastructure Group	6,463,223

1,287,644	Terna-Rete Elettrica Nazionale SpA	5,349,959

1,236	UIL Holdings Corporation	47,277

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund (continued)

June 30, 2013

Shares	Description (1)	Value

	Electric Utilities (continued)

134,533	Unitil Corp.	$3,885,313

136,437	Westar Energy Inc.	4,360,527

78,170	Xcel Energy, Inc.	2,215,338
	Total Electric Utilities	102,898,745
	Gas Utilities – 9.9%

1,229	Chesapeake Utilities Corporation	63,281

704	China Resources Gas Group Limited	1,815

499,650	ENN Energy Holdings Limited	2,663,795

124,954	Envestra NPV	113,706

47,219	GAIL India Limited, GDR	1,551,144

2,112,736	Hong Kong and China Gas Company Limtied	5,164,675

688,148	Infraestructura Energitca Nova SAB de CV, (2)	2,490,248

36,582	Laclede Group Inc.	1,670,334

8,400	Northwest Natural Gas Company	356,832

196,234	ONEOK, Inc.	8,106,427

226,657	Osaka Gas Company Limited	957,545

378,408	Petronas Gas Berhad	2,503,158

230,078	Piedmont Natural Gas Company	7,762,832

37,538	Questar Corporation	895,281

31,319	Rubis	1,926,608

2,658,350	Snam Rete Gas S.p.A	12,110,776

43,749	Southwest Gas Corporation	2,047,016

617,186	Tokyo Gas Company Limited	3,410,142

578,390	Towngas China Company Limited	575,702

20,455	WGL Holdings Inc.	884,065
	Total Gas Utilities	55,255,382
	Independent Power Producers & Energy Traders – 0.5%

45,141	Brookfield Renewable Energy Partners LP	1,246,882

38,911	Endesa SA Chile	1,718,699
	Total Independent Power Producers & Energy Traders	2,965,581
	Industrial Conglomerates – 0.9%

356,353	Beijing Enterprises Holdings	2,566,037

13,228	NWS Holdings Limited	20,364

551,250	SembCorp Industries Limited	2,152,811
	Total Industrial Conglomerates	4,739,212
	Media – 0.4%

81,624	SES SA	2,337,396
	Multi-Utilities – 10.0%

69,344	AGL Energy Limited	918,304

51,256	Canadian Utilities Limited, Class A Shares	1,798,858

201,091	CenterPoint Energy, Inc.	4,723,628

393,460	Centrica PLC	2,155,568

193,436	CMS Energy Corporation	5,255,656

155,592	Dominion Resources, Inc.	8,840,737

1,484,197	DUET Group	2,728,328

18	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

8,871	E ON SE	$145,606

413,139	Hera SpA	783,515

375,825	National Grid PLC, Sponsored ADR	21,298,003

82,963	NiSource Inc.	2,376,060

57,478	Sempra Energy	4,699,401

62,939	Vector Limited	130,715
	Total Multi-Utilities	55,854,379
	Oil, Gas & Consumable Fuels – 14.2%

58,792	Boardwalk Pipeline Partners, LP	1,775,518

518,961	Enbridge Inc.	21,832,689

377,958	Gibson Energy Incorporated	8,858,671

15,025	Holly Energy Partneres L.P	571,551

199,994	Kinder Morgan, Inc.	7,629,771

36,919	Magellan Midstream Partners LP	2,012,086

4,826	Oiltanking Partners LP	245,161

4,686	Rose Rock Midstream Limited Partnership	171,601

1,957,319	Sinopec Kantons Holdings Limited	1,824,565

162,561	Spectra Energy Corporation	5,601,852

31,589	Spectra Energy Partners, LP	1,453,094

34,147	Tallgrass Energy Partners LP	717,087

255,881	TransCanada Corporation	11,031,030

56,670	Western Gas Partners, Lp	3,677,316

351,125	Williams Companies, Inc.	11,401,029
	Total Oil, Gas & Consumable Fuels	78,803,021
	Road & Rail – 2.5%

1,093,225	Aurizon Holdings Limited	4,159,220

3,648,149	ComfortDelGro Corporation	5,281,541

933,029	MTR Corporation	3,440,492

160,566	Stagocoach Group PLC	770,008
	Total Road & Rail	13,651,261
	Transportation – 23.3%

44,764	Aeroports de Paris	4,353,108

128,761	Atlantia SpA	2,100,038

3,531,317	Auckland International Airport Limited	8,127,658

525,641	CCR SA	4,183,738

1,498,151	China Merchants Holdings International Company Limited	4,664,790

3,716,456	Cosco Pacific Limited	4,830,020

244,620	EcoRodovias Infraestrutura de Logistica S.A	1,711,304

8,707	Flughafen Zuerich AG	4,374,010

132,701	Fraport AG	8,028,457

794,354	Gemina S.p.A, (2)	1,424,804

786,031	Groupe Eurotunnel SA	5,979,180

1,017	Grupo Aeroportuario Centro Norte, SA	26,625

62,309	Grupo Aeroportuario del Sureste SA de CV	6,931,253

4,519,218	Hutchison Port Holdings Trust	3,321,625

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Global Infrastructure Fund (continued)

June 30, 2013

Shares	Description (1)	Value

	Transportation (continued)

8,989,533	International Container Terminal Services, Inc	$18,103,921

92,404	Japan Airport Terminal Company	1,466,464

240,864	Kamigumi Company Limited	1,940,415

241,411	Koninklijke Vopak NV	14,242,514

122,335	Macquarie Atlas Roads Group	217,051

665,070	OHL Mexico SAB DE CV	1,580,879

377,537	Port of Tauranga Limited	4,066,742

1,420,914	Singapore Airport Terminal Services Limited	3,688,211

49	Societa Iniziative Autostradali e Servizi SpA	401

2,777,447	Sydney Airport	8,585,617

1,749,869	Transuburban Group,	10,818,355

419,345	Wilson Sons Ltd, BDR	4,604,366
	Total Transportation	129,371,546
	Water Utilities – 5.6%

2,256,482	Aguas Andinas SA – A	1,607,363

251,914	American Water Works Company	10,386,414

4,159,906	Beijing Enterprises Water Group	1,491,035

131,706	California Water Service Group	2,569,584

157,738	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	1,642,053

121,862	Companhia de Saneamento de Minas Gervais Copasa MG	1,975,919

161,547	Connecticut Water Service, Inc.	4,636,399

3,026,018	Guangdong Investment Limited	2,621,804

1,210,059	Hyflux Limited	1,193,352

1,686,174	Manila Water Company	1,264,631

21,179	Middlesex Water Company	421,886

36,487	Pennon Group PLC	357,667

17,565	SJW Corporation	460,203

66,852	United Utilities PLC	695,485
	Total Water Utilities	31,323,795
	Wireless Telecommunication Services – 3.2%

155,971	Crown Castle International Corporation, (2)	11,290,741

83,896	SBA Communications Corporation, (2)	6,218,372
	Total Wireless Telecommunication Services	17,509,113
	Total Common Stocks (cost $503,061,683)	516,877,190

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 4.0%

	Specialized – 4.0%

252,344	American Tower REIT Inc.	$18,464,011

3,208	Corrections Corporation of America	108,655

42,584	CyrusOne Inc.	883,192

1,504,157	Parkway Life Real Estate	2,800,639
	Total Real Estate Investment Trust Common Stocks (cost $18,889,199)	22,256,497

20	Nuveen Investments

Shares	Description (1), (4)	Value
	INVESTMENT COMPANIES – 0.3%

	Gas Utilities – 0.3%

5,118,645	Cityspring Infrastructure Trust	$1,898,038
	Total Investment Companies (cost $1,840,269)	1,898,038

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 2.6%

	Money Market Funds – 2.6%

14,380,131	State Street Institutional Liquid Reserve Fund, 0.009%, (3)	$14,380,131
	Total Short-Term Investments (cost $14,380,131)	14,380,131
	Total Investments (cost $538,171,282) – 99.9%	555,411,856
	Other Assets Less Liabilities – 0.1%	298,188
	Net Assets – 100%	$555,710,044

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(4)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
ADR	American Depositary Receipt.
BDR	Brazilian Depositary Receipt.
GDR	Global Depositary Receipt.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund

June 30, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 21.3%

	Air Freight & Logistics – 1.5%

32,984	Oesterreichische Post AG	$1,288,001

384,540	Singapore Post Limited	394,400
	Total Air Freight & Logistics	1,682,401
	Commercial Services & Supplies – 0.1%

178,542	K-Green Trust	147,200
	Construction & Engineering – 0.3%

20,992	Ferrovial SA	335,540
	Electric Utilities – 5.6%

16,855	Alupar Investimento SA, (2)	143,143

25,617	Brookfield Infrastructure Partners LP	935,533

2,165	Duke Energy Corporation	146,138

315	Hafslund ASA, Class B Shares	2,437

4,894	Infratil Limited	8,420

49,497	Pepco Holdings, Inc.	997,860

58,241	Scottish and Southern Energy PLC	1,349,106

784,558	Spark Infrastructure Group	1,244,897

197,213	Terna-Rete Elettrica Nazionale SpA	819,389

16,657	Unitil Corp.	481,054
	Total Electric Utilities	6,127,977
	Gas Utilities – 1.4%

74,180	Envestra Limited	67,502

318,249	Snam Rete Gas S.p.A	1,449,863
	Total Gas Utilities	1,517,365
	Hotels, Restaurants & Leisure – 0.8%

1,762,811	Langham Hospitality Investments Limited, (2)	915,947
	Independent Power Producers & Energy Traders – 0.7%

29,851	Brookfield Renewable Energy Partners LP	824,543
	Multi-Utilities – 6.0%

1,027,549	Duet Group	1,888,893

68,026	National Grid PLC, Sponsored ADR	3,855,031

134,893	Redes Energeticas Nacionais SA	386,808

212,587	Vector Limited	441,513
	Total Multi-Utilities	6,572,245
	Oil, Gas & Consumable Fuels – 1.4%

20,223	Boardwalk Pipeline Partners, LP	610,735

15,525	Holly Energy Partneres LP	590,571

3,860	Kinder Morgan Energy Partners LP	329,644
	Total Oil, Gas & Consumable Fuels	1,530,950
	Transportation – 3.3%

47,059	Atlantia SpA	767,513

2,001,004	Hutchison Port Holdings Trust	1,470,738

100	Kobenhavns Lufthavne	41,884

2,189	Macquarie Infrastructure Company LLC	117,004

23	Societa Iniziative Autostradali e Servizi SpA	188

22	Nuveen Investments

Shares	Description (1)	Value
	Transportation (continued)

387,338	Sydney Airport	$1,197,336
	Total Transportation	3,594,663
	Water Utilities – 0.2%

17,041	United Utilities PLC	177,284
	Total Common Stocks (cost $24,625,027)	23,426,115

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 19.5%

	Diversified – 2.1%

25,728	Artis Real Estate Investment Trust	$368,906

17,101	Investors Real Estate Trust	147,069

9,049	Lexington Corporate Properties Trust	105,692

20,358	Liberty Property Trust	752,432

280,907	Stockland	894,027
	Total Diversified	2,268,126
	Industrial – 2.1%

308,586	Ascendas Real Estate Investment Trust	542,917

366,439	Mapletree Logistics Trust	318,014

83,795	Monmouth Real Estate Investment Corporation	827,057

29,329	STAG Industrial Inc.	585,114
	Total Industrial	2,273,102
	Mortgage – 4.7%

49,076	Apollo Commercial Real Estate Finance, Inc.	779,327

48,741	Blackstone Mortgage Trust Inc, Class A	1,203,903

47,355	Colony Financial Inc.	941,891

93,265	Starwood Property Trust Inc.	2,308,308
	Total Mortgage	5,233,429
	Office – 1.0%

56,283	Franklin Street Properties Corporation	742,936

11,186	Highwoods Properties, Inc.	398,333
	Total Office	1,141,269
	Residential – 0.7%

71,013	Campus Crest Communities Inc.	819,490

116	Trade Street Residential Inc.	1,021
	Total Residential	820,511
	Retail – 5.6%

13,238	AmREIT Inc., Class B	256,023

120,032	CapitaMall Trust	188,926

59,414	Inland Real Estate Corporation	607,211

30,389	Kite Realty Group Trust	782,517

37,520	National Retail Properties, Inc.	1,290,688

14,164	Penn Real Estate Investment Trust	362,740

44,500	Urstadt Biddle Properties Inc.	897,565

618,075	Westfield Realty Trust	1,752,313
	Total Retail	6,137,983

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund (continued)

June 30, 2013

Shares	Description (1)			Value
	Specialized – 3.3%

28,344	Aviv REIT Inc.			$716,820

935	Health Care Property Investors Inc.			42,486

14,785	Healthcare Trust of America Inc., Class A			166,036

4,723	LTC Properties Inc.			184,433

269,548	Parkway Life Real Estate Investment Trust			501,880

34,140	Pebblebrook Hotel Trust			888,664

32,704	Summit Hotel Properties Inc.			309,053

12,157	Summit Hotel Properties Inc.			322,161

7,447	Sunstone Hotel Investors Inc.			195,484

6,939	Universal Health Realty Income Trust			299,278
	Total Specialized			3,626,295
	Total Real Estate Investment Trust Common Stocks (cost $22,105,358)			21,500,715

Shares	Description (1)	Coupon	Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.3%

	Electric Utilities – 0.7%

6,704	NextEra Energy Inc.	5.889%	BBB	$372,340

7,826	PPL Corporation	8.750%	N/R	422,761
	Total Electric Utilities			795,101
	Multi-Utilities – 0.5%

10,030	Dominion Resources Inc.	6.125%	BBB	503,506
	Office – 0.8%

33,495	Alexandria Real Estate Equities Inc.	7.000%	N/R	867,186
	Retail – 0.3%

5,480	Ramco-Gershenson Properties Trust	7.250%	N/R	322,333
	Total Convertible Preferred Securities (cost $2,437,550)			2,488,126

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 22.5%

	Diversified – 0.8%

6,025	Cousins Property Inc., (4)	7.500%	N/R	$151,529

25,878	Investors Real Estate Trust	7.950%	N/R	679,298
	Total Diversified			830,827
	Electric Utilities – 2.0%

27,930	NextEra Energy Inc.	5.000%	BBB	630,659

46,994	PPL Capital Funding, Inc.	5.900%	BB+	1,131,616

20,454	SCE Trust II	5.100%	BBB+	460,215
	Total Electric Utilities			2,222,490
	Industrial – 0.6%

12,852	Monmouth Real Estate Investment Corp	7.875%	N/R	331,710

15,588	STAG Industrial Inc.	6.625%	BB	371,618
	Total Industrial			703,328
	Multi-Utilities – 0.1%

3,383	DTE Energy Company	6.500%	Baa2	87,992

24	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 1.1%

40,386	Nustar Logistics Limited Partnership	7.625%	Ba2	$1,058,113

4,196	Teekay Offshore Partners LP	7.250%	N/R	106,159
	Total Oil, Gas & Consumable Fuels			1,164,272
	Office – 0.7%

604	Digital Realty Trust Inc.	5.875%	Baa3	13,590

146	Kilroy Realty Corporation	6.875%	Ba1	3,691

29,805	SL Green Realty Corporation	6.500%	Ba2	734,991
	Total Office			752,272
	Residential – 1.0%

549	Apartment Investment & Management Company	7.000%	BB	14,219

30,835	Equity Lifestyle Properties Inc.	6.750%	N/R	795,235

127	Essex Property Trust	7.125%	BBB–	3,353

3,900	Post Properties, Inc., Series A, (4)	8.500%	Baa3	244,140
	Total Residential			1,056,947
	Retail – 9.3%

14,741	CBL & Associates Properties Inc.	7.375%	N/R	372,947

24,542	Cedar Shopping Centers Inc., Series A	7.250%	N/R	630,729

49,902	DDR Corporation	6.500%	Ba1	1,204,634

31,115	DDR Corporation	6.250%	Ba1	737,737

9,637	Excel Trust Inc.	8.125%	N/R	245,936

63,281	General Growth Properties	6.375%	B	1,466,854

43,963	Glimcher Realty Trust, (4)	7.500%	B1	1,103,471

42,040	Glimcher Realty Trust	6.875%	B1	1,035,866

43,654	Retail Properties of America	7.000%	N/R	1,088,294

34,869	Saul Centers, Inc.	6.875%	N/R	889,160

30,532	Taubman Centers Incorporated, Series K	6.250%	N/R	741,317

13,857	Taubman Centers Incorporated., Series J	6.500%	N/R	344,069

15,193	Urstadt Biddle Properties	7.125%	N/R	393,347
	Total Retail			10,254,361
	Specialized – 5.4%

8,341	Health Care REIT, Inc.	6.500%	Baa3	212,195

18,101	Hersha Hospitality Trust, (4)	8.000%	N/R	462,662

38,962	Hersha Hospitality Trust	6.875%	N/R	945,608

2,236	Pebblebrook Hotel Trust	7.875%	N/R	57,778

32,106	Pebblebrook Hotel Trust	6.500%	N/R	775,360

28,775	Sabra Health Care Real Estate Investement Trust	7.125%	B3	724,842

46,082	Summit Hotel Properties Inc.	7.875%	N/R	1,193,524

64,535	Summit Hotel Properties Inc.	7.125%	N/R	1,564,973
	Total Specialized			5,936,942
	Real Estate Management & Development – 0.9%

39,176	Forest City Enterprises Inc.	7.375%	BB–	1,003,689
	Specialty Retail – 0.6%

27,127	TravelCenters of America LLC	8.250%	N/R	710,727
	Total $25 Par (or similar) Retail Structures (cost $24,978,815)			24,723,847

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund (continued)

June 30, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 1.5%

	Oil, Gas & Consumable Fuels – 1.1%

$1,260	DCP Midstream LLC	5.850%	5/21/43	Baa3	$1,209,600
	Real Estate Investment Trust – 0.4%

440	Starwood Property Trust	4.000%	1/15/19	BB–	451,000
$1,700	Total Convertible Bonds (cost $1,697,600)				1,660,600

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 26.3%

	Building Products – 0.6%

$545	Associated Asphalt Partners Limited Liability Corporation, 144A	8.500%	2/15/18	B	$547,725

100	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B+	91,000
645	Total Building Products				638,725
	Commercial Services & Supplies – 1.1%

280	ADS Waste Holdings Inc., 144A	8.250%	10/01/20	CCC+	285,600

450	Casella Waste Systems Inc.	7.750%	2/15/19	Caa1	427,500

500	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	BB	505,300
1,230	Total Commercial Services & Supplies				1,218,400
	Communications Equipment – 0.2%

250	Goodman Networks Inc., 144A	12.125%	7/01/18	B	265,000
	Construction & Engineering – 2.5%

2,903	PHBS Limited	6.625%	N/A (5)	N/R	2,722,142
	Diversified Financial Services – 2.2%

650	Jefferies Loancore Finance, 144A	6.875%	6/01/20	B2	630,500

1,620	Royal Capital BV	8.375%	N/A (5)	N/R	1,634,256

95	SinOceanic II ASA, 144A	10.000%	2/17/15	N/R	97,385
2,365	Total Diversified Financial Services				2,362,141
	Diversified Telecommunication Services – 1.3%

650	CyrusOne LP Finance, 144A	6.375%	11/15/22	B+	666,250

700	IntelSat Limited	8.125%	6/01/23	CCC+	722,750
1,350	Total Diversified Telecommunication Services				1,389,000
	Electric Utilities – 2.5%

304	APT Pipelines Limited, (2)	7.550%	9/30/72	N/R	291,904

1,018	Electricite de France, 144A	5.250%	N/A (5)	A3	973,208

600	Intergen NV, 144A	7.000%	6/30/23	B1	585,000

400	Star Energy Geothermal Wayang Windu Limited, 144A	6.125%	3/27/20	BB–	381,000

390	Tennet Holding BV	6.655%	N/A (5)	BBB	553,328
2,712	Total Electric Utilities				2,784,440
	Energy Equipment & Services – 1.5%

1,250	Origin Energy Finance Limited	7.875%	6/16/71	BB+	1,678,306
	Gas Utilities – 1.0%

500	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	511,250

600	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	601,500
1,100	Total Gas Utilities				1,112,750

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Providers & Services – 2.9%

$600	HealthSouth Corporation	5.750%	11/01/24	BB–	$583,500

500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	504,688

600	Kindred Healthcare Inc.	8.250%	6/01/19	B–	615,000

500	National Mentor Holdings, 144A	12.500%	2/15/18	CCC+	535,000

550	Select Medical Corporation, 144A	6.375%	6/01/21	B–	522,500

425	Tenet Healthcare Corporation	6.750%	2/01/20	B3	412,250
3,175	Total Health Care Providers & Services				3,172,938
	Independent Power Producers & Energy Traders – 1.0%

400	Calpine Corporation, 144A	7.875%	1/15/23	BB+	430,000

600	Mirant Americas Generation LLC	8.500%	10/01/21	BB–	645,000
1,000	Total Independent Power Producers & Energy Traders				1,075,000
	Industrial Conglomerates – 1.5%

1,750	OAS Financial Limited, 144A	8.875%	N/A (5)	BB–	1,671,250
	Marine – 0.5%

550	Navios Maritime Acquisition Corporation	8.625%	11/01/17	B	562,375
	Metals & Mining – 0.4%

550	WPE International Cooperatief U.A, 144A	10.375%	9/30/20	B+	429,000
	Multi-Utilities – 0.4%

300	RWE AG	7.000%	N/A (5)	BBB	484,007
	Oil, Gas & Consumable Fuels – 4.6%

400	Atlas Pipeline LP Finance, 144A	5.875%	8/01/23	B+	380,000

600	Calumet Specialty Products, 144A	9.625%	8/01/20	B	652,500

500	Cheniere Energy Inc., 144A	5.625%	2/01/21	BB+	485,000

600	Crosstex Energy Finance	7.125%	6/01/22	B+	606,000

450	Gibson Energy, 144A	6.750%	7/15/21	Baa3	448,875

560	Martin Mid-Stream Partners LP Finance, 144A	7.250%	2/15/21	B–	562,800

500	Northern Tier Energy LLC, 144A	7.125%	11/15/20	BB–	505,000

540	PBF Holding Company LLC	8.250%	2/15/20	BB+	565,650

335	Summit Midstream Holdings LLC Finance, 144A	7.500%	7/01/21	B3	340,025

500	Western Refining Inc., 144A	6.250%	4/01/21	BB–	488,750
4,985	Total Oil, Gas & Consumable Fuels				5,034,600
	Road & Rail – 0.9%

628	Inversiones Alsacia SA, 144A	8.000%	8/18/18	BB	530,776

500	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B3	497,500
1,128	Total Road & Rail				1,028,276
	Transportation – 0.9%

750	Eurogate GmbH	6.750%	N/A (5)	N/R	934,743
	Wireless Telecommunication Services – 0.3%

350	GNET Escrow Corporation, 144A	12.125%	7/01/18	B3	367,500
$28,343	Total Corporate Bonds (cost $29,849,595)				28,930,593

Shares	Description (1), (6)				Value
	INVESTMENT COMPANIES – 1.4%

	Gas Utilities – 0.5%

1,522,200	Cityspring Infrastructure Trust				$564,445

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Real Asset Income Fund (continued)

June 30, 2013

Shares	Description (1)			Value
	Real Estate Management & Development – 0.9%

643,845	Starwood European Real Estate Finance Limited			$1,003,743
	Total Investment Companies (cost $1,576,073)			1,568,188

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.7%

$2,960	Repurchase agreement with State Street Bank, dated 6/28/13, repurchase price $2,959,718, collateralized by $3,070,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $3,021,101	0.010%	7/01/13	$2,959,716
	Total Short-Term Investments (cost $2,959,716)			2,959,716
	Total Investments (cost $110,229,734) – 97.5%			107,257,900
	Other Assets Less Liabilities – 2.5%			2,785,106
	Net Assets – 100%			$110,043,006

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	For fair value measurement disclosure purposes, $25 Par (or similar) Retail Structures classified as Level 2. See Notes to Financial Statements, Footnote 2 – Investment Valuation and Fair Value Measurements for more information.
(5)	Perpetual security. Maturity date is not applicable.
(6)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
ADR	American Depositary Receipt.
N/A	Not applicable.
N/R	Not rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund

June 30, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 1.4%

	Capital Markets – 0.0%

60,447	HFF Inc.	$1,074,143
	Commercial Services & Supplies – 0.2%

405,379	Standard Parking Corporation, (2)	8,699,433
	Health Care Providers & Services – 0.2%

415,875	Capital Senior Living Corporation, (2)	9,939,413
	Hotels, Restaurants & Leisure – 0.2%

20,148,570	Langham Hospitality Investments Limited, (2)	10,469,082
	Real Estate Management & Development – 0.8%

3,013	Forest City Enterprises, Inc., (2)	53,963

16,259,880	Global Logistic Properties Limited	35,277,846
	Total Real Estate Management & Development	35,331,809
	Total Common Stocks (cost $59,081,495)	65,513,880

Shares	Description (1)	Value
	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 97.6%

	Diversified – 5.5%

174,679	American Assets Trust Inc	$5,390,594

3,541,378	Cousins Properties, Inc., (3)	35,767,918

974,406	First Potomac Realty Trust	12,725,742

262,377	Investors Real Estate Trust, (3)	2,256,442

605,073	Lexington Corporate Properties Trust	7,067,253

1,425,188	Liberty Property Trust	52,674,948

597,701	PS Business Parks Inc.	43,136,081

813,779	Vornado Realty Trust	67,421,590

865,098	Washington Real Estate Investment Trust, (3)	23,279,787
	Total Diversified	249,720,355
	Industrial – 6.5%

1,822,527	Ascendas Real Estate Investment Trust	3,206,497

7,488,010	DCT Industrial Trust Inc.	53,539,272

122,919	EastGroup Properties Inc., (3)	6,916,652

1,212,414	First Industrial Realty Trust, Inc.	18,392,320

4,988,807	Mapletree Logistics Trust	4,329,537

5,175,961	Prologis Inc.	195,237,249

100,896	STAG Industrial Inc.	2,012,875

646,955	Terreno Realty Corporation	11,988,076
	Total Industrial	295,622,478
	Mortgage – 0.6%

362,379	Blackstone Mortgage Trust Inc, Class A, (3)	8,950,761

34,331	Newcastle Investment Corporation, (4)	16,136

770,993	Starwood Property Trust Inc.	19,082,077
	Total Mortgage	28,048,974
	Office – 14.8%

1,297,683	Alexandria Real Estate Equities Inc.	85,283,727

3,630,179	BioMed Realty Trust Inc.	73,438,521

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund (continued)

June 30, 2013

Shares	Description (1)	Value

	Office (continued)

1,848,042	Boston Properties, Inc.	$194,912,990

193,967	Brandywine Realty Trust	2,622,434

311,708	Corporate Office Properties	7,948,554

178,332	CyrusOne Inc.	3,698,606

1,274,148	Digital Realty Trust Inc., (3)	77,723,028

1,194,614	Dupont Fabros Technology Inc.	28,849,928

1,283,437	Franklin Street Properties Corporation	16,941,368

259,150	Highwoods Properties, Inc.	9,228,332

829,875	Hudson Pacific Properties Inc.	17,659,740

855,831	Kilroy Realty Corporation	45,367,601

210,579	Parkway Properties Inc.	3,529,304

1,925,144	Piedmont Office Realty Trust, (3)	34,421,575

849,941	SL Green Realty Corporation	74,956,297
	Total Office	676,582,005
	Residential – 15.9%

2,443,469	American Campus Communities Inc., (3)	99,351,450

163,369	Apartment Investment & Management Company, Class A	4,907,605

33,529	Associated Estates Realty Corp., (3)	539,146

963,841	AvalonBay Communities, Inc.	130,031,789

688,397	BRE Properties, Inc.	34,433,618

591,803	Camden Property Trust	40,917,259

1,053,398	Campus Crest Communities Inc.	12,156,213

610,471	Colonial Properties Trust	14,724,561

1,113,385	Education Realty Trust Inc.	11,389,929

88,812	Equity Lifestyles Properties Inc.	6,979,735

2,608,764	Equity Residential, (3)	151,464,838

165,357	Essex Property Trust Inc.	26,278,534

277,233	Home Properties New York, Inc., (3)	18,122,721

705,632	Mid-America Apartment Communities, (3)	47,820,681

1,735,587	Post Properties, Inc.	85,894,201

1,731,719	UDR Inc.	44,141,517
	Total Residential	729,153,797
	Retail – 28.8%

1,954,782	Acadia Realty Trust	48,263,568

4,013	Alexander’s Inc.	1,178,658

83,202	AmREIT Inc., Class B Shares	1,609,127

1,597,906	CapitaMall Trust	2,515,047

1,478,603	CBL & Associates Properties Inc.	31,671,676

88,677	Cedar Shopping Centers Inc.	459,347

8,685,960	Developers Diversified Realty Corporation, (3)	144,621,234

638,546	Equity One Inc., (3)	14,450,296

895,217	Federal Realty Investment Trust, (3)	92,816,099

2,610,194	General Growth Properties Inc.	51,864,555

2,776,961	Glimcher Realty Trust	30,324,414

1,005,737	Kimco Realty Corporation	21,552,944

30	Nuveen Investments

Shares	Description (1)	Value

	Retail (continued)

6,032,887	Kite Realty Group Trust	$36,378,309

1,190,702	Macerich Company, (3)	72,597,101

2,353,628	National Retail Properties, Inc., (3)	80,964,803

908,887	Ramco-Gershenson Properties Trust	14,115,015

429,764	Regency Centers Corporation	21,836,309

125,438	Retail Opportunity Investments Corporation	1,743,588

422,538	Retail Properties of America Inc,	6,033,843

131,087	Saul Centers Inc., (3)	5,828,128

3,108,238	Simon Property Group, Inc.	490,852,945

1,327,788	Tanger Factory Outlet Centers, (3)	44,427,786

765,146	Taubman Centers Inc.	57,500,722

1,179,768	Urstadt Biddle Properties Inc.	23,795,921

19,132	Weingarten Realty Trust	588,692

1,190,385	Westfield Group	12,454,391

4,474,283	Westfield Realty Trust	12,685,108
	Total Retail	1,323,129,626
	Specialized – 25.5%

499,308	American Tower REIT Inc.	36,534,366

206,746	Aviv REIT Inc.	5,228,606

952,824	Chesapeake Lodging Trust	19,809,211

75,610	Corrections Corporation of America	2,560,911

38,336	CubeSmart	612,609

1,100,963	Extra Space Storage Inc., (3)	46,163,379

4,543,770	Health Care Property Investors Inc.	206,468,909

1,301,692	Health Care REIT, Inc.	87,252,415

916,805	Healthcare Realty Trust, Inc.	23,378,528

290,843	Healthcare Trust of America Inc.	3,266,167

3,858,890	Hersha Hospitality Trust	21,764,140

3,321,509	Host Hotels & Resorts Inc.	56,033,857

541,419	LaSalle Hotel Properties	13,373,049

496,853	LTC Properties Inc.	19,402,110

6,331,640	Parkway Life Real Estate	11,789,087

261,506	Pebblebrook Hotel Trust	6,759,930

1,686,284	Public Storage, Inc.	258,557,926

2,250,535	RLJ Lodging Trust	50,614,532

236,528	Senior Housing Properties Trust, (3)	6,133,171

959,100	Sovran Self Storage Inc.	62,140,086

4,743,546	Summit Hotel Properties Inc.	44,826,510

2,583,237	Sunstone Hotel Investors Inc., (2), (3)	31,205,503

99,923	Universal Health Realty Income Trust	4,309,679

2,192,257	Ventas Inc.	152,274,171
	Total Specialized	1,170,458,852
	Total Real Estate Investment Trust Common Stocks (cost $3,622,883,979)	4,472,716,087

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Real Estate Securities Fund (continued)

June 30, 2013

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 0.1%

	Specialized – 0.1%

123,241	Summit Hotel Properties Inc.	7.875%		N/R	$3,191,942

118,716	Summit Hotel Properties Inc.	9.250%		N/R	3,145,974
	Total $25 Par (or similar) Retail Structures (cost $6,048,925)				6,337,916

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CONVERTIBLE BONDS – 0.2%

	Real Estate Management & Development – 0.2%

$8,282	Starwood Property Trust	4.000%	1/15/19	BB–	$8,489,050
$8,282	Total Convertible Bonds (cost $8,282,000)				8,489,050

Shares	Description (1), (8)				Value
	INVESTMENT COMPANIES – 0.1%

	Real Estate Management & Development – 0.1%

2,982,455	Starwood European Real Estate Finance Limited				$4,649,596
	Total Investment Companies (cost $4,810,411)				4,649,596

Shares	Description (1)				Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 8.5%

	Money Market Funds – 8.5%

391,632,127	Mount Vernon Securities Lending Prime Portfolio, 0.195% (6), (7)				$391,632,127
	Total Investments Purchased with Collateral from Securities Lending (cost $391,632,127)				391,632,127

Shares	Description (1)				Value
	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

24,651,047	First American Treasury Obligations Fund, Class Z, 0.000%, (6)				$24,651,047
	Total Short-Term Investments (cost $24,651,047)				24,651,047
	Total Investments (cost $4,117,389,984) – 108.4%				4,973,989,703
	Other Assets Less Liabilities – (8.4)%				(386,106,207)
	Net Assets – 100%				$4,587,883,496

32	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end the reporting period was $372,686,358.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 2 – Investment Valuation and Fair Value Measurements for more information.
(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.
(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, or other institutions. The Fund maintains collateral equal to at least 102% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.
(8)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
N/R	Not rated.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Assets & Liabilities (Unaudited)

June 30, 2013

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Investments, at value (cost $538,171,282, $110,229,734 and $3,725,757,857, respectively)	$555,411,856	$107,257,900	$4,582,357,576
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	391,632,127
Cash	—	44,983	—
Cash denominated in foreign currencies (cost $185,547, $461,727 and $—, respectively)	185,204	441,213	—
Receivables:
Dividends	2,523,142	782,227	13,141,827
Due from broker	—	—	42,197
Interest	585	507,203	—
Investments sold	12,757,415	3,544,886	22,198,329
Reclaims	181,270	26,982	—
Shares sold	1,668,739	2,167,269	9,253,771
Other assets	2,298	12	61,826
Total assets	572,730,509	114,772,675	5,018,687,653
Liabilities
Cash overdraft	4,599,465	—	—
Payables:
Collateral from securities lending program	—	—	391,632,127
Dividends	—	150,691	7,387,161
Investments purchased	11,266,584	3,533,214	19,682,957
Shares redeemed	589,022	922,896	6,629,050
Accrued expenses:
Management fees	273,948	53,081	3,123,738
Directors fees	4,711	371	82,980
12b-1 distribution and service fees	29,488	21,517	258,696
Other	257,247	47,899	2,007,448
Total liabilities	17,020,465	4,729,669	430,804,157
Net assets	$555,710,044	$110,043,006	$4,587,883,496
Class A Shares
Net assets	$74,452,242	$43,237,143	$744,538,564
Shares outstanding	7,481,453	1,924,336	34,096,067
Net asset value per share	$9.95	$22.47	$21.84
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$10.56	$23.84	$23.17
Class B Shares
Net assets	N/A	N/A	$1,695,998
Shares outstanding	N/A	N/A	79,500
Net asset value and offering price per share	N/A	N/A	$21.33
Class C Shares
Net assets	$17,414,361	$16,821,572	$82,363,624
Shares outstanding	1,768,414	748,703	3,851,136
Net asset value and offering price per share	$9.85	$22.47	$21.39
Class R3 Shares
Net assets	$124,635	N/A	$73,344,861
Shares outstanding	12,387	N/A	3,316,606
Net asset value and offering price per share	$10.06	N/A	$22.11
Class R6 Shares(1)
Net assets	N/A	N/A	$24,694,359
Shares outstanding	N/A	N/A	1,117,737
Net asset value and offering price per share	N/A	N/A	$22.09
Class I Shares
Net assets	$463,718,806	$49,984,291	$3,661,246,090
Shares outstanding	46,471,313	2,224,298	165,763,486
Net asset value and offering price per share	$9.98	$22.47	$22.09
Net assets consist of:
Capital paid-in	$509,711,800	$110,532,788	$3,588,186,087
Undistributed (Over-distribution of) net investment income	7,230,827	(212,578)	(37,868,789)
Accumulated net realized gain (loss)	21,545,035	2,722,601	180,969,505
Net unrealized appreciation (depreciation)	17,222,382	(2,999,805)	856,596,693
Net assets	$555,710,044	$110,043,006	$4,587,883,496
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	– Global Infrastructure does not offer Class B Shares or Class R6 Shares. Real Asset Income does not offer Class B Shares, Class R3 Shares, or Class R6 Shares.
(1)	– Class R6 Shares were established and commenced operations on April 30, 2013.

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended June 30, 2013

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend and interest income (net of foreign tax withheld of $826,886, $125,981 and $91,124, respectively)	$9,919,351	$2,767,842	$42,304,595
Securities lending income, net	—	—	268,655
Total investment income	9,919,351	2,767,842	42,573,250
Expenses
Management fees	2,280,712	309,747	18,834,119
12b-1 service fees – Class A	91,770	32,417	995,995
12b-1 distribution and service fees – Class B	N/A	N/A	9,693
12b-1 distribution and service fees – Class C	80,984	54,318	390,812
12b-1 distribution and service fees – Class R3	335	N/A	193,158
Shareholder servicing agent fees and expenses	309,769	25,549	2,667,676
Custodian fees and expenses	179,155	55,111	364,306
Directors fees and expenses	5,786	1,012	49,863
Professional fees	51,690	25,177	116,588
Shareholder reporting expenses	45,752	6,958	433,935
Federal and state registration fees	66,394	31,486	160,332
Other expenses	3,531	1,652	26,610
Total expenses before fee waiver/expense reimbursement	3,115,878	543,427	24,243,087
Fee waiver/expense reimbursement	(493,677)	(86,308)	—
Net expenses	2,622,201	457,119	24,243,087
Net investment income (loss)	7,297,150	2,310,723	18,330,163
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	19,224,618	2,369,174	227,422,337
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(11,680,079)	(4,537,497)	(44,611,990)
Net realized and unrealized gain (loss)	7,544,539	(2,168,323)	182,810,347
Net increase (decrease) in net assets from operations	$14,841,689	$142,400	$201,140,510

N/A	– Global Infrastructure does not offer Class B Shares. Real Asset Income does not offer Class B Shares or Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets

	Global Infrastructure		Real Asset Income
	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$7,297,150	$6,168,810	$2,310,723	$1,441,849
Net realized gain (loss) from investments and foreign currency	19,224,618	12,137,973	2,369,174	957,183
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(11,680,079)	19,382,522	(4,537,497)	1,539,555
Net increase (decrease) in net assets from operations	14,841,689	37,689,305	142,400	3,938,587
Distributions to Shareholders
From net investment income:
Class A	—	(1,408,692)	(906,450)	(332,722)
Class B	N/A	N/A	N/A	N/A
Class C	—	(179,680)	(303,029)	(79,376)
Class R3	—	(2,208)	N/A	(602)
Class R6	N/A	N/A	N/A	N/A
Class I	—	(6,163,756)	(1,263,962)	(1,105,444)
From accumulated net realized gains:
Class A	—	(1,123,513)	—	(180,929)
Class B	N/A	N/A	N/A	N/A
Class C	—	(232,692)	—	(64,049)
Class R3	—	(1,488)	N/A	—
Class R6	N/A	N/A	N/A	N/A
Class I	—	(4,022,345)	—	(481,631)
Decrease in net assets from distributions to shareholders	—	(13,134,374)	(2,473,441)	(2,244,753)
Fund Share Transactions
Proceeds from sale of shares	254,751,380	181,543,700	87,411,115	30,998,443
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	6,486,813	2,238,098	2,022,240
	254,751,380	188,030,513	89,649,213	33,020,683
Cost of shares redeemed	(43,987,644)	(62,020,696)	(19,461,734)	(2,841,436)
Net increase (decrease) in net assets from Fund share transactions	210,763,736	126,009,817	70,187,479	30,179,247
Net increase (decrease) in net assets	225,605,425	150,564,748	67,856,438	31,873,081
Net assets at the beginning of period	330,104,619	179,539,871	42,186,568	10,313,487
Net assets at the end of period	$555,710,044	$330,104,619	$110,043,006	$42,186,568
Undistributed (Over-distribution of) net investment income at the end of period	$7,230,827	$(66,323)	$(212,578)	$(49,860)

N/A	– Global Infrastructure does not offer Class B Shares or Class R6 Shares. Real Asset Income does not offer Class B Shares, Class R3 Shares or Class R6 Shares. After the close of business on May 20, 2012, Real Asset Income liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

36	Nuveen Investments

	Real Estate Securities
	Six Months Ended 6/30/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$18,330,163	$58,033,634
Net realized gain (loss) from investments and foreign currency	227,422,337	175,391,347
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(44,611,990)	357,456,067
Net increase (decrease) in net assets from operations	201,140,510	590,881,048
Distributions to Shareholders
From net investment income:
Class A	(7,571,354)	(15,583,128)
Class B	(11,045)	(28,672)
Class C	(479,282)	(860,519)
Class R3	(648,482)	(1,318,535)
Class R6	(138,395)	N/A
Class I	(40,386,137)	(67,298,948)
From accumulated net realized gains:
Class A	—	(23,186,752)
Class B	—	(61,771)
Class C	—	(2,153,298)
Class R3	—	(2,195,554)
Class R6	—	N/A
Class I	—	(97,222,367)
Decrease in net assets from distributions to shareholders	(49,234,695)	(209,909,544)
Fund Share Transactions
Proceeds from sale of shares	973,521,798	1,466,271,905
Proceeds from shares issued to shareholders due to reinvestment of distributions	35,029,380	158,621,477
	1,008,551,178	1,624,893,382
Cost of shares redeemed	(682,230,502)	(1,023,309,961)
Net increase (decrease) in net assets from Fund share transactions	326,320,676	601,583,421
Net increase (decrease) in net assets	478,226,491	982,554,925
Net assets at the beginning of period	4,109,657,005	3,127,102,080
Net assets at the end of period	$4,587,883,496	$4,109,657,005
Undistributed (Over-distribution of) net investment income at the end of period	$(37,868,789)	$(6,964,257)

N/A	– Class R6 Shares were established and commenced operations on April 30, 2013.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL INFRASTRUCTURE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/07)
Year Ended 12/31
2013(g)	$9.56	$.13	$.26	$.39	$—	$—	$—	$9.95
2012	8.59	.21	1.12	1.33	(.20)	(.16)	(.36)	9.56
2011(f)	8.87	.04	.03	.07	(.13)	(.22)	(.35)	8.59
Year Ended 10/31
2011	9.42	.20	(.11)	.09	(.16)	(.48)	(.64)	8.87
2010	7.80	.16	1.58	1.74	(.12)	—	(.12)	9.42
2009	6.43	.16	1.29	1.45	(.08)	—	(.08)	7.80
2008(d)	10.00	.05	(3.62)	(3.57)	—	—	—	6.43
Class C (11/08)
Year Ended 12/31
2013(g)	9.49	.10	.26	.36	—	—	—	9.85
2012	8.53	.13	1.11	1.24	(.12)	(.16)	(.28)	9.49
2011(f)	8.75	.03	.03	.06	(.06)	(.22)	(.28)	8.53
Year Ended 10/31
2011	9.32	.14	(.12)	.02	(.11)	(.48)	(.59)	8.75
2010	7.75	.09	1.57	1.66	(.09)	—	(.09)	9.32
2009(e)	6.48	.11	1.24	1.35	(.08)	—	(.08)	7.75
Class R3 (11/08)
Year Ended 12/31
2013(g)	9.68	.12	.26	.38	—	—	—	10.06
2012	8.68	.18	1.15	1.33	(.17)	(.16)	(.33)	9.68
2011(f)	8.95	.04	.02	.06	(.11)	(.22)	(.33)	8.68
Year Ended 10/31
2011	9.40	.05	(.02)	.03	—	(.48)	(.48)	8.95
2010	7.78	.13	1.59	1.72	(.10)	—	(.10)	9.40
2009(e)	6.48	.14	1.24	1.38	(.08)	—	(.08)	7.78
Class I (12/07)
Year Ended 12/31
2013(g)	9.57	.15	.26	.41	—	—	—	9.98
2012	8.62	.23	1.13	1.36	(.25)	(.16)	(.41)	9.57
2011(f)	8.92	.04	.03	.07	(.15)	(.22)	(.37)	8.62
Year Ended 10/31
2011	9.46	.23	(.12)	.11	(.17)	(.48)	(.65)	8.92
2010	7.82	.18	1.59	1.77	(.13)	—	(.13)	9.46
2009	6.43	.17	1.30	1.47	(.08)	—	(.08)	7.82
2008(d)	10.00	.16	(3.73)	(3.57)	—	—	—	6.43

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(h)

4.08%	$74,452	1.42	%*	2.40	%*	1.23	%*	2.59	%*	90%
15.52	68,763	1.43		2.08		1.24		2.28		200
.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

.97	54,697	1.62		1.86		1.25		2.24		273
22.56	57,594	1.88		1.30		1.25		1.93		314
22.76	19,901	2.47		1.12		1.25		2.34		299
(35.70)	4,022	4.16	*	(2.11	)*	1.25	*	.80	*	304

3.79	17,414	2.17	*	1.73	*	1.98	*	1.92	*	90
14.58	14,291	2.19		1.25		1.99		1.45		200
.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

.37	10,674	2.38		1.14		2.00		1.53		273
21.62	8,103	2.63		.51		2.00		1.14		314
21.00	3,034	3.22	*	.37	*	2.00	*	1.59	*	299

3.93	125	1.66	*	2.09	*	1.47	*	2.28	*	90
15.36	128	1.66		1.67		1.49		1.84		200
.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

.36	15	2.05		(.03)		1.50		.55		273
22.27	8	2.13		.91		1.50		1.54		314
21.48	6	2.72	*	.93	*	1.50	*	2.15	*	299

4.28	463,719	1.18	*	2.81	*	.98	*	3.01	*	90
15.78	246,922	1.18		2.32		.99		2.51		200
.85	117,085	1.39	*	2.65	*	.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273
22.92	87,980	1.63		1.50		1.00		2.13		314
23.14	36,595	2.22		1.35		1.00		2.57		299
(35.70)	17,221	3.90	*	(.73	)*	.99	*	2.18	*	304

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 17, 2007 (commencement of operations) through October 31, 2008.
(e)	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
(f)	For the two months ended December 31, 2011.
(g)	For the six months ended June 30, 2013.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ASSET INCOME
Year Ended December 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/11)
2013(e)	$22.27	$.68	$.08	$.76	$(.56)	$—	$(.56)	$22.47
2012	20.38	1.22	2.21	3.43	(1.13)	(.41)	(1.54)	22.27
2011(d)	20.00	.26	.35	.61	(.23)	—	(.23)	20.38
Class C (9/11)
2013(e)	22.26	.58	.10	.68	(.47)	—	(.47)	22.47
2012	20.37	1.08	2.19	3.27	(.97)	(.41)	(1.38)	22.26
2011(d)	20.00	.21	.35	.56	(.19)	—	(.19)	20.37
Class I (9/11)
2013(e)	22.27	.66	.13	.79	(.59)	—	(.59)	22.47
2012	20.38	1.24	2.24	3.48	(1.18)	(.41)	(1.59)	22.27
2011(d)	20.00	.27	.36	.63	(.25)	—	(.25)	20.38

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(f)

3.40%	$43,237	1.38	%*	5.72	%*	1.17	%*	5.94	%*	83%
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

3.01	16,822	2.13	*	4.85	*	1.92	*	5.06	*	83
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

3.53	49,984	1.13	*	5.54	*	.92	*	5.75	*	83
17.50	27,343	1.52		5.10		.92		5.70		177
3.13	10,159	1.87	*	3.60	*	.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	For the six months ended June 30, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

REAL ESTATE SECURITIES
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
Class A (9/95)
Year Ended 12/31
2013(e)	$21.02	$.06	$.98	$1.04	$(.22)	$—	$—	$(.22)	$21.84
2012	18.76	.28	3.07	3.35	(.43)	(.66)	—	(1.09)	21.02
2011(d)	18.84	.09	.05	.14	(.11)	(.11)	—	(.22)	18.76
Year Ended 10/31
2011	17.58	.29	1.43	1.72	(.22)	(.24)	—	(.46)	18.84
2010	12.44	.32	5.20	5.52	(.38)	—	—	(.38)	17.58
2009	12.67	.41	(.16)	.25	(.34)	—	(.14)	(.48)	12.44
2008	23.99	.60	(8.78)	(8.18)	(.40)	(2.74)	—	(3.14)	12.67
Class B (9/95)
Year Ended 12/31
2013(e)	20.53	(.03)	.96	.93	(.13)	—	—	(.13)	21.33
2012	18.34	.11	3.01	3.12	(.27)	(.66)	—	(.93)	20.53
2011(d)	18.42	.06	.04	.10	(.07)	(.11)	—	(.18)	18.34
Year Ended 10/31
2011	17.18	.14	1.42	1.56	(.11)	(.21)	—	(.32)	18.42
2010	12.17	.21	5.07	5.28	(.27)	—	—	(.27)	17.18
2009	12.39	.36	(.19)	.17	(.25)	—	(.14)	(.39)	12.17
2008	23.53	.46	(8.60)	(8.14)	(.26)	(2.74)	—	(3.00)	12.39
Class C (2/00)
Year Ended 12/31
2013(e)	20.59	(.01)	.94	.93	(.13)	—	—	(.13)	21.39
2012	18.39	.12	3.01	3.13	(.27)	(.66)	—	(.93)	20.59
2011(d)	18.46	.06	.05	.11	(.07)	(.11)	—	(.18)	18.39
Year Ended 10/31
2011	17.23	.14	1.41	1.55	(.08)	(.24)	—	(.32)	18.46
2010	12.21	.19	5.12	5.31	(.29)	—	—	(.29)	17.23
2009	12.44	.34	(.17)	.17	(.26)	—	(.14)	(.40)	12.21
2008	23.62	.45	(8.63)	(8.18)	(.26)	(2.74)	—	(3.00)	12.44
Class R3 (9/01)
Year Ended 12/31
2013(e)	21.29	.04	.97	1.01	(.19)	—	—	(.19)	22.11
2012	18.99	.23	3.12	3.35	(.39)	(.66)	—	(1.05)	21.29
2011(d)	19.07	.08	.05	.13	(.10)	(.11)	—	(.21)	18.99
Year Ended 10/31
2011	17.79	.24	1.46	1.70	(.16)	(.26)	—	(.42)	19.07
2010	12.57	.31	5.24	5.55	(.33)	—	—	(.33)	17.79
2009	12.79	.39	(.16)	.23	(.31)	—	(.14)	(.45)	12.57
2008	24.20	.54	(8.85)	(8.31)	(.36)	(2.74)	—	(3.10)	12.79
Class R6 (4/13)
2013(f)	24.06	.02	(1.87)	(1.85)	(.12)	—	—	(.12)	22.09
Class I (6/95)
Year Ended 12/31
2013(e)	21.26	.10	.98	1.08	(.25)	—	—	(.25)	22.09
2012	18.97	.35	3.09	3.44	(.49)	(.66)	—	(1.15)	21.26
2011(d)	19.05	.10	.05	.15	(.12)	(.11)	—	(.23)	18.97
Year Ended 10/31
2011	17.77	.34	1.45	1.79	(.24)	(.27)	—	(.51)	19.05
2010	12.57	.36	5.26	5.62	(.42)	—	—	(.42)	17.77
2009	12.79	.47	(.19)	.28	(.36)	—	(.14)	(.50)	12.57
2008	24.18	.64	(8.84)	(8.20)	(.45)	(2.74)	—	(3.19)	12.79

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.

42	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(g)

4.92%	$744,539	1.24	%*	.55	%*	1.24	%*	.55	%*	42%
18.07	750,073	1.28		1.33		1.26		1.35		76
.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103
44.82	686,148	1.24		2.04		1.24		2.04		133
2.82	287,493	1.27		3.81		1.27		3.81		117
(37.71)	133,162	1.23		3.31		1.23		3.31		150

4.52	1,696	1.99	*	(.25	)*	1.99	*	(.25	)*	42
17.18	1,953	2.03		.54		2.01		.56		76
.55	2,233	2.06	*	2.06	*	2.03	*	2.09	*	21

9.18	2,269	2.03		.77		2.02		.78		103
43.66	3,005	1.99		1.42		1.99		1.42		133
2.13	2,693	2.02		3.57		2.02		3.57		117
(38.18)	3,276	1.98		2.57		1.98		2.57		150

4.51	82,364	1.99	*	(.10	)*	1.99	*	(.10	)*	42
17.19	69,935	2.03		.57		2.01		.60		76
.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		.76		2.02		.77		103
43.76	52,732	1.99		1.26		1.99		1.26		133
2.09	17,632	2.02		3.26		2.02		3.26		117
(38.19)	11,458	1.98		2.56		1.98		2.56		150

4.74	73,345	1.49	*	.34	*	1.49	*	.34	*	42
17.80	72,742	1.53		1.09		1.51		1.12		76
.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103
44.54	47,970	1.48		1.99		1.48		1.99		133
2.62	46,382	1.52		3.61		1.52		3.61		117
(37.90)	22,813	1.48		3.01		1.48		3.01		150

(7.67)	24,694	.91	*	.41	*	.91	*	.41	*	42

5.06	3,661,246	.99	*	.89	*	.99	*	.89	*	42
18.34	3,214,954	1.03		1.62		1.01		1.65		76
.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103
45.16	1,630,989	.99		2.29		.99		2.29		133
3.11	660,342	1.02		4.39		1.02		4.39		117
(37.56)	526,386	.98		3.51		.98		3.51		150
(d)	For the two months ended December 31, 2011.
(e)	For the six months ended June 30, 2013.
(f)	For the period April 30, 2013 (commencement of operations) through June 30, 2013.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds (non-diversified for Real Estate Securities), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The Funds’ investment adviser is their affiliate, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, financing or operation of infrastructure assets, or have at least 50% of the fair market value of their assets invested in infrastructure assets.

Equity securities in which the Fund invests include common and preferred stocks, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers. The Fund considers an issuer to be non-U.S. if its legal residence is in a country other than the United States, its securities principally trade in a non-U.S. market, or it derives a significant portion of either its revenues or pretax income from activities outside the United States.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in real estate investment trusts (“REITs”), exchange-traded notes (“ETNs”), other investment companies (including exchange-traded funds (“ETFs”)) and equity securities issued by master limited partnerships (“MLPs”). Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invests consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at

44	Nuveen Investments

least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

On April 30, 2013, Real Estate Securities began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Fund’s prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2013, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Asset Income and Real Estate Securities. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Real Asset Income and Real Estate Securities receive substantial distributions from holdings in REITs. REIT distributions received by the Funds are generally comprised of ordinary income, long-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the fiscal year ended December 31, 2012, the character of distributions to Real Asset Income and Real Estate Securities from the REITs was 87.89% and 75.02% ordinary income, 4.89% and 11.61% long-term capital gains, and 7.22% and 13.37% return of REIT capital, respectively.

For the fiscal year ended December 31, 2012, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

For the six months ended June 30, 2013, the Funds applied the actual percentages for the fiscal year ended December 31, 2012, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Funds adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2012 is reflected in the accompanying financial statements.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Global Infrastructure and Real Asset Income do not issue Class B Shares. Real Estate Securities will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications

46	Nuveen Investments

of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ net asset values (NAV) are determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$516,877,190	$—	$—	$516,877,190
Real Estate Investment Trust Common Stocks	22,256,497	—	—	22,256,497
Investment Companies	1,898,038	—	—	1,898,038
Short-Term Investments:
Money Market Funds	14,380,131	—	—	14,380,131
Total	$555,411,856	$—	$—	$555,411,856
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Real Asset Income	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$23,426,115	$—	$—	$23,426,115
Real Estate Investment Trust Common Stocks	21,500,715	—	—	21,500,715
Convertible Preferred Securities	2,488,126	—	—	2,488,126
$25 Par (or similar) Retail Structures	22,762,045	1,961,802	—	24,723,847
Convertible Bonds	—	1,660,600	—	1,660,600
Corporate Bonds	—	28,930,593	—	28,930,593
Investment Companies	1,568,188	—	—	1,568,188
Short-Term Investments:
Repurchase Agreements	—	2,959,716	—	2,959,716
Total	$71,745,189	$35,512,711	$—	$107,257,900
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of $25 Par (or similar) Retail Structures classified as Level 2.

Real Estate Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$65,513,880	$—	$—	$65,513,880
Real Estate Investment Trust Common Stocks	4,472,699,951	—	16,136	4,472,716,087
$25 Par (or similar) Retail Structures	6,337,916	—	—	6,337,916
Convertible Bonds	8,489,050	—	—	8,489,050
Investment Companies	4,649,596	—	—	4,649,596
Investments Purchased with Collateral from Securities Lending	391,632,127	—	—	391,632,127
Short-Term Investments:
Money Market Funds	24,651,047	—	—	24,651,047
Total	$4,973,973,567	$—	$16,136	$4,973,989,703
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Real Estate Investment Trust Common Stocks classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other

48	Nuveen Investments

than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutions. The Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program“ on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 102%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Fund’s custodian serves as the securities lending agent for the Fund. The Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending” on the Statement of Assets and Liabilities.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by the Fund during the six months ended June 30, 2013, was as follows:

Real Estate Securities
Securities lending fees paid	$21,795

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended June 30, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets,

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange-traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange’s clearinghouse.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Infrastructure
	Six Months Ended 6/30/13		Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,524,219	$15,423,462	3,478,174	$31,964,173
Class C	333,520	3,367,020	425,964	3,895,174
Class R3	6,742	68,759	12,464	119,239
Class I	23,714,738	235,892,139	15,769,171	145,565,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	252,591	2,409,930
Class C	—	—	39,983	378,359
Class R3	—	—	383	3,696
Class I	—	—	385,771	3,694,828
	25,579,219	254,751,380	20,364,501	188,030,513
Shares redeemed:
Class A	(1,237,999)	(12,499,753)	(2,553,265)	(23,453,558)
Class C	(70,729)	(707,736)	(223,142)	(2,020,642)
Class R3	(7,604)	(78,985)	(441)	(3,871)
Class I	(3,044,322)	(30,701,170)	(3,939,153)	(36,542,625)
	(4,360,654)	(43,987,644)	(6,716,001)	(62,020,696)
Net increase (decrease)	21,218,565	$210,763,736	13,648,500	$126,009,817

	Real Asset Income
	Six Months Ended 6/30/13		Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,558,891	$36,371,571	502,277	$10,954,370
Class C	576,812	13,459,163	196,333	4,342,140
Class R3	N/A	N/A	—	—
Class I	1,599,645	37,580,381	726,485	15,701,933
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,997	839,365	20,720	457,333
Class C	11,783	266,944	5,423	119,973
Class R3	N/A	N/A	28	602
Class I	49,696	1,131,789	65,588	1,444,332
	3,833,824	89,649,213	1,516,854	33,020,683
Shares redeemed:
Class A	(137,030)	(3,173,693)	(60,047)	(1,334,633)
Class C	(41,109)	(951,111)	(3,063)	(64,284)
Class R3	N/A	N/A	(2,555)	(53,023)
Class I	(652,761)	(15,336,930)	(62,790)	(1,389,496)
	(830,900)	(19,461,734)	(128,455)	(2,841,436)
Net increase (decrease)	3,002,924	$70,187,479	1,388,399	$30,179,247
N/A	– Real Asset Income does not offer Class R3 Shares. After the close of business on May 30, 2012, Real Asset Income liquidated all of its Class R3 Shares.

50	Nuveen Investments

	Real Estate Securities
	Six Months Ended 6/30/13		Year Ended 12/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,686,834	$104,911,921	8,467,179	$174,797,170
Class B – Exchanges	825	18,842	2,409	50,036
Class C	714,682	15,793,021	659,491	13,576,842
Class R3	617,824	14,019,305	1,313,731	27,304,524
Class R6	138,376	3,070,878	N/A	N/A
Class R6 – exchange of Class I Shares	973,923	23,432,591	N/A	N/A
Class I	35,836,147	812,275,240	59,538,575	1,250,543,333
Shares issued to shareholders due to reinvestment of distributions:
Class A	330,967	7,310,591	1,813,351	37,580,459
Class B	484	10,434	4,063	82,016
Class C	15,448	333,983	109,808	2,221,592
Class R3	28,969	647,793	167,407	3,510,633
Class R6	6,265	138,395	N/A	N/A
Class I	1,190,691	26,588,184	5,494,261	115,226,777
	44,541,435	1,008,551,178	77,570,275	1,624,893,382
Shares redeemed:
Class A	(6,603,509)	(147,384,626)	(13,093,291)	(269,917,042)
Class B	(16,920)	(375,805)	(33,103)	(674,461)
Class C	(276,180)	(6,025,583)	(606,332)	(12,281,609)
Class R3	(747,229)	(17,002,409)	(1,375,299)	(28,727,546)
Class R6	(827)	(18,042)	N/A	N/A
Class I	(21,489,779)	(487,991,446)	(34,038,553)	(711,709,303)
Class I – exchange to Class R6 Shares	(973,923)	(23,432,591)	—	—
	(30,108,367)	(682,230,502)	(49,146,578)	(1,023,309,961)
Net increase (decrease)	14,433,068	$326,320,676	28,423,697	$601,583,421
N/A	– Class R6 Shares were established and commenced operations on April 30, 2013.

Class B Shares that converted to Class A Shares (recognized as a component of Class A Shares sold and Class B Shares redeemed) during the six months ended June 30, 2013 and fiscal year ended December 31, 2012, were as follows:

Fund	Six Months Ended 6/30/13	Year Ended 12/31/12
Real Estate Securities	974	30,196

5. Investment Transactions

Purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and short-term investments, where applicable) during the six months ended June 30, 2013, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$643,200,002	$129,111,936	$2,224,185,936
Sales and maturities	432,670,690	63,494,486	1,882,018,139

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	51

Notes to Financial Statements (Unaudited) (continued)

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$542,114,472	$110,366,634	$4,194,822,928
Gross unrealized:
Appreciation	$33,672,653	$1,145,184	$885,240,963
Depreciation	(20,375,269)	(4,253,918)	(106,074,188)
Net unrealized appreciation (depreciation) of investments	$13,297,384	$(3,108,734)	$779,166,775

Permanent differences, primarily due to federal taxes paid, tax equalization, adjustments for investments in REITs, foreign currency reclassifications, investments in passive foreign investment companies, and distribution character reclassifications resulted in reclassifications among the Funds’ components of net assets as of December 31, 2012, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$(26,497)	$(2,264)	$(6,540,734)
Undistributed (Over-distribution of) net investment income	955,640	11,354	7,332,790
Accumulated net realized gain (loss)	(929,143)	(9,090)	(792,056)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income*	$5,296,729	$380,795	$14,974,596
Undistributed net long-term capital gains	867,285	51,836	9,159,031
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income*	$13,134,374	$2,214,236	$156,884,100
Distributions from net long-term capital gains	—	30,517	53,025,444
*	Net ordinary income consists of net taxable income derived from dividends and interest and net short-term capital gains, if any.

During the Funds’ last tax year ended December 31, 2012, Global Infrastructure utilized $746,051 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010 will not be subject to expiration. During the Funds’ last tax year ended December 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee Rate	Real Asset Income Fund-Level Fee Rate	Real Estate Securities Fund-Level Fee Rate
For the first $125 million	.7500%	.6000%	.7000%
For the next $125 million	.7375	.5875	.6875
For the next $250 million	.7250	.5750	.6750
For the next $500 million	.7125	.5625	.6625
For the next $1 billion	.7000	.5500	.6500
For net assets over $2 billion	.6750	.5250	.6250

52	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2013, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	.1759%
Real Asset Income	.1679
Real Estate Securities	.1840

The Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Fund do not exceed 1.00% and 0.95% of the average daily net assets of any class of shares of Global Infrastructure and Real Asset Income, respectively.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended June 30, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected	$95,743	$192,695	$268,936
Paid to financial intermediaries	85,496	169,543	238,956

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended June 30, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances	$40,362	$118,790	$176,161

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the six months ended June 30, 2013, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained	$19,840	$46,235	$98,224

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended June 30, 2013, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained	$283	$1,608	$7,829

As of June 30, 2013, Nuveen owned 77,584 Class I Shares of Real Asset Income.

54	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Advisor’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Real Asset Income Fund (the “Real Asset Income Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

56	Nuveen Investments

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds (including the Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”)) as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds (including the Real Asset Income Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Real Estate Securities Fund and the Global Infrastructure Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Real Asset Income Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance; they observed, however, that such Fund outperformed its benchmark for the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global Infrastructure Fund and the Real Asset Income Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages. In addition, they noted that the Real Estate Securities Fund had a slightly higher net management fee than its peer average, but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

58	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	59

Notes

60	Nuveen Investments

Notes

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch U.S. Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA Merrill Lynch REIT Preferred Stock Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Real Asset Income Blend: A custom index comprised of a weighting of 33% Standard & Poor’s (S&P) Global Infrastructure Index, 12% BofA Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA Merrill Lynch REIT Preferred Stock Index and 20% Barclays U.S. Corporate High Yield Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

62	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

Milwaukee, WI

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FREGIF-0613P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 5, 2013

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 5, 2013